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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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Date of Report (Date of Earliest Event Reported):      August 13, 1996


     COPLEY REALTY INCOME PARTNERS 1; A LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


                             Massachusetts
          (State or Other Jurisdiction of Incorporation)


    0-15430                                 04-2893293
(Commission File Number)           (IRS Employer Identification No.)


399 Boylston Street, Boston, MA                             02116
(Address of principal executive offices)                    (Zip Code)

                        (617) 578-1200
      Registrant's Telephone Number, Including Area Code


                         Not Applicable
     (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.
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     On August 13, 1996, Copley Realty Income Partners 1; A Limited
Partnership sold all of its interest in a property located at 3311 Meade and 3542 Sirius Avenues, Las Vegas, Nevada to an unrelated third party, for gross proceeds of $5,372,500. The terms of the sale were determined by arms-length negotiation between the buyer and Copley Real Estate Advisors, Inc., on behalf of the seller.

Item 7.  Financial Statements and Exhibits.
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     None

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 19, 1996        COPLEY REALTY INCOME PARTNERS 1;
                              A LIMITED PARTNERSHIP
                              (Registrant)



                              By:  First Income Corp.,
                                   Managing General Partner


                              By:  Wesley M. Gardiner, Jr.
                              --------------------------------
                              Name:  Wesley M. Gardiner, Jr.
                             Title:  Vice President